SUBSCRIPTION AGREEMENT

        This SUBSCRIPTION AGREEMENT, (this "Agreement") is entered into as of April ___, 2001 between nSTOR TECHNOLOGIES, INC., a Delaware corporation (the "Company"), and WRS ADVISORS III, LLC (the "Investor").

                                    RECITALS

        The Investor desires, upon the terms and conditions set forth in this Agreement, to purchase shares of the Company's Series I Preferred Stock, $.01 par value per share (the "Preferred Stock"), which is convertible into shares of the Company's common stock, $.05 par value per share (the "Common Stock"), and has such other powers, preferences and rights set forth in the Certificate of Designation attached hereto as Exhibit A,. The Shares of Preferred Stock purchased by the Investor hereunder are sometimes referred to as the "Preferred Shares". The shares of Common Stock issuable upon conversion of the Preferred Shares or otherwise pursuant to the Certificate of Designation are sometimes referred to as the "Common Shares". The Preferred Shares and the Common Shares are sometimes collectively referred to as the "Securities".

                               TERMS OF AGREEMENT

        In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

     1. Sale and Purchase of Shares.

     (1) Subject to the prior approval of the Company's Board of Directors, the Company agrees to issue to the Investor, and the Investor agrees to purchase from the Company, on the terms and conditions set forth in this Subscription Agreement (the "Agreement"), 250 Preferred Shares.

     (2) The Company shall issue the Preferred Shares in consideration of, and against payment by, the Investor of Two Hundred Fifty Thousand Dollars ($250,000.00).

     (3) The closing shall take place at such time and place as shall be mutually agreed to by the parties.

     2. Certain Representations of the Investor.

               The Investor hereby represents and warrants to the Company, its officers and directors, as follows:

     (1) The Investor is a Delaware limited liability company.
                                                            -

     (2) The Investor has carefully read and understands this Agreement and has consulted its own attorney or accountant with respect to the investment contemplated hereby and its suitability for the Investor.

     (3) The Company has made available to the Investor, or its designated representatives, during the course of this transaction and prior to the purchase of any of the securities referred to herein, the opportunity to ask questions of and receive answers from the officers and directors of the Company concerning the terms and conditions of the offering or otherwise relating to the financial data and business of the Company, to the extent that the Company or its officers and directors possess such information or can acquire it without unreasonable effort or expense. The Company has also made available to the Investor for inspection, documents, records, books and other written information about the Company, its business and this investment at the office of the Company at 100 Century Blvd., West Palm Beach, FL 33417.

     (4) The Investor understands and represents that: (i) the Investor must bear the economic risk of this investment for an indefinite period of time because the Securities have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or under any state securities laws and, therefore, cannot be resold unless they are subsequently registered under the 1933 Act and the pertinent state securities laws or unless an exemption from such registration is available; (ii) the Investor is purchasing the Securities for investment for its own account and not for the account of any other person, and not with any present view toward resale or other "distribution" thereof within the meaning of the 1933 Act; and (iii) the Investor agrees not to resell or otherwise dispose of all or any part of the Securities, except as permitted by law, including, without limitation, any and all applicable provisions of this Agreement and any regulations under the 1933 Act.

     (5) The Investor has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Securities. The Investor represents, warrants and covenants that he is an "Accredited Investor" within the meaning of Rule 501 of the 1933 Act. In particular, the Investor qualifies as such pursuant to Subsections
(a)(2) or (8) of Rule 501, which provides that an Accredited Investor shall include:

               (a) any ... (limited liability company), not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000; or

               (b)    any  entity  in  which  all  of  the  equity   owners  are
                      accredited investors.

     (6) The Investor is aware that an investment in the Securities is highly speculative and subject to substantial risks. The Investor is capable of bearing the high degree of economic risk and burdens of this investment, including the possibility of a complete loss of its investment and the lack of a public market and limited transferability of the Preferred Shares, which may make the liquidation of this investment impossible for an indefinite period of time. The financial condition of the Investor is such that he is under no present or contemplated future need to dispose of any of the Securities to satisfy any existing or contemplated undertaking, need or indebtedness.

     (7) All of the information that either Investor has set forth or represented in this Agreement, with respect to its financial position and business and investment experience is correct and complete as of the date of this Agreement and, if there should be any material change in such information prior to the purchase of Preferred Shares, the Investor will immediately furnish the revised or corrected information to the Company.

     (8) The Investor agrees that he shall be bound by all of the terms, conditions, duties and obligations of this Agreement insofar as such matters affect the Company and/or the Investor.

     3. Restricted Stock and Legend.

     (1) The Investor acknowledges that the Preferred Shares offered hereunder are being offered pursuant to a private placement exemption under the 1933 Act, and that the Preferred Shares are deemed "restricted securities" as defined in the 1933 Act. Until the Preferred Shares offered hereunder or the Common Shares issuable upon the conversion, as the case may be, become registered with the Securities and Exchange Commission, each certificate representing any such security shall bear a legend in substantially the following form:

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAWS, AND THE COMPANY HAS RELIED UPON AN EXEMPTION TO THE REGISTRATION REQUIREMENT UNDER THE ACT FOR THE SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE TO ITS HOLDER. THEREFORE, THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED SECURITIES AND MAY NOT BE SOLD OR TRANSFERRED TO ANY THIRD PARTY WITHOUT EITHER BEING REGISTERED UNDER THE ACT OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.

     (2) Prior to any transfer or attempted transfer of any of the Preferred Shares issued hereunder or the Common Shares issuable upon the conversion thereof, as the case may be, or any interest therein, the Investor shall give the Company written notice of its intention to make such transfer, describing the manner of the intended transfer and the proposed transferee. Promptly after receiving such written notice, the Company shall present copies thereof to counsel for the Company and to any special counsel designated by such Investor or by such holder. If in the opinion of each of such counsel the proposed transfer may be effected without registration of the Securities under the applicable federal or state securities laws, as promptly as practicable, the Company shall notify the Investor of such opinions, whereupon the Securities proposed to be transferred shall be transferred in accordance with the terms of said notice. The Company shall not be required to effect any such transfer prior to the receipt of such favorable opinion(s); provided, however, the Company may waive the requirement that Investor obtain an opinion of counsel, in its sole and absolute discretion. As a condition to such favorable opinion, counsel for the Company may require an investment letter to be executed by the proposed transferee.

     4. No Assignment.

               This Agreement is neither transferable nor assignable by the Investor without the prior written consent of the Company.

     5. General.

     (1) This Agreement shall be binding upon the Investor and the Company and their respective representatives, successors, and permitted assigns;

     (2) This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of Florida applicable to the agreements made and to be performed entirely within such state, without giving effect to rules governing the conflict of laws. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

     (3) All covenants, agreements, representations and warranties made herein or otherwise made in writing by any party pursuant hereto shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby;

     (4) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

     (5) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or when sent by registered mail, return receipt requested, addressed if to the Company, at nStor Technologies, Inc., 100 Century Blvd., West Palm Beach, FL 33417, Attn:
Jack Jaiven, and if to the Investor, at the address set forth under its name below, or at such other address as each such party furnishes by notice given in accordance with this Section 5(e), and shall be effective, when personally delivered, upon receipt, and when so sent by certified mail, four business days after deposit with the United States Postal Service.

     (6) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

     (7) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

     (8) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

     (9) The headings in the Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

        IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first written above.

nSTOR TECHNOLOGIES, INC.                    WRS ADVISORS III, LLC
a Delaware corporation                      a Delaware limited liability company


By: /s/ Jack Jaiven                         By:  /s/ Willliam L Mack
   _____________________                       ______________________
    Jack Jaiven                             Name Willian L. Mack
    Vice President                          Title:___________________
                                            Address:_________________
                                            Telephone:_______________
                                            Facsimile:_______________



                                    EXHIBIT A

                       Form of Certificate of Designation